CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         ROCHARD IMPORTS, INCORPORATED

               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     The undersigned, being the president and the secretary of Rochard Imports, Incorporated, do hereby certify and set forth:

     1. The name of the Corporation is Rochard Imports, Incorporated.

     2. The Certificate of Incorporation of Rochard Imports, Incorporated was filed by the Department of State on the 31st day of October, 1972.

     3. Paragraph (1) of the Certificate of Incorporation of Rochard Imports, Incorporated, which sets forth the name of the Corporation, is hereby amended to read:

     (1) The name of the Corporation is Rochard, Inc.

     4. The amendment to the Certificate of Incorporation of Rochard Imports, Incorporated was authorized by a vote of the Board of Directors followed by the affirmative vote of the holders of the majority of all of the outstanding shares entitled to vote thereon at a meeting of the shareholders of said Corporation duly called and held on the 26th day of September, 1989, a quorum being present.

     IN WITNESS WHEREOF, the undersigned have executed and signed this Certificate this 28th day of September, 1989.


                                /s/ Richard Sonking
                                --------------------------------
                                RICHARD SONKING, PRESIDENT


                                /s/ Ruth K. Sonking
                                --------------------------------
                                RUTH K. SONKING, SECRETARY

STATE OF NEW YORK    )
                     )ss:
COUNTY OF NASSAU     )

     RICHARD SONKING, being duly sworn says: I am the President of Rochard Imports, Incorporated. I have read the annexed Certificate of Amendment of the Certificate of Incorporation of Rochard Imports, Incorporated, know the contents thereof and the same are true to my knowledge.

                                             /s/ Richard Sonking
                                             ------------------------------
                                             RICHARD SONKING

Sworn to before me on
September 28, 1989

                    HARVEY S. BARER
          NOTARY PUBLIC, State of New York
                   No. 80-9513100
             Qualified in Nassau County
           Commission Expires June 30, 1991


STATE OF NEW YORK    )
                     )ss:
COUNTY OF NASSAU     )

     RUTH K. SONKING, being duly sworn says: I am the Secretary of Rochard Imports, Incorporated. I have read the annexed Certificate of Amendment of the Certificate of Incorporation of Rochard Imports, Incorporated, know the contents thereof and the same are true to my knowledge.

                                             /s/ Ruth K. Sonking
                                             ------------------------------
                                             RUTH K. SONKING

Sworn to before me on
September 28, 1989


               /s/ Harvey S. Barer

                    HARVEY S. BARER
          NOTARY PUBLIC, State of New York
                   No. 80-9513100
             Qualified in Nassau County
           Commission Expires June 30, 1991